UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Sandisk Corp.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SANDISK™

Fall 2025
Stockholder Engagement

October 2025

SANDISK™

Disclaimers

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of federal securities laws, including, but not limited to, statements regarding expectations for Sandisk Corporation's (the "Company's") strategic positioning for growth; business performance; ramping and development of next-generation flash technologies such as BiCS8 and High-Bandwidth Flash; continued advancements through the Company's joint venture with Kioxia; the composition of the Company's board of directors; payouts under the Company's compensation program and performance-based launch grants; and the Company's governance practices. These forward-looking statements are based on management's current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Key risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include: adverse changes in global or regional economic conditions, including the impact of evolving trade policies, tariff regimes and trade wars; volatility in demand for the Company's products; pricing trends and fluctuations in average selling prices inflation; changes in interest rates and a potential economic recession; future responses to and effects of global health crises; the impact of business and market conditions; the impact of competitive products and pricing; the Company's development and introduction of products based on new technologies and management of technology transitions; risks associated with strategic initiatives, including restructurings, acquisitions, divestitures, cost saving measures and joint ventures; risks related to product defects; difficulties or delays in manufacturing or other supply chain disruptions; our reliance on strategic relationships with key partners, including Kioxia Corporation; attraction, retention, and development of skilled management and technical talent; risks associated with the use of artificial intelligence in our business operations; the Company's level of debt and other financial obligations; changes to the Company's relationships with key customers or consolidation among our customer base; compromise, damage or interruption from cybersecurity incidents or other data system security risks; our reliance on intellectual property; fluctuations in currency exchange rates; actions by competitors; risks associated with compliance with changing legal and regulatory requirements; future material impairments in the value of our goodwill and other long-lived assets; our ability to achieve some or all of the expected benefits of the separation from WDC; and other risks and uncertainties listed in the Company's filings with the Securities and Exchange Commission (the "SEC"), including the Company's Annual Report on Form 10-K filed with the SEC on August 21, 2025, to which your attention is directed. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update or revise these forward-looking statements to reflect new information or events, except as required by law.

SANDISK™

Sandisk: At-a-Glance

Leading developer, manufacturer and provider of data storage devices and solutions based on NAND flash technology

At Sandisk we keep people and businesses moving forward with inspired innovations to actualize their potential

35+ Years of Global Trust	**11K+** Total Patent Assets Worldwide
10K+ Employees Worldwide	**33+** Countries We Operate In

Our Technology End Markets

Cloud	Client	Consumer

We completed our separation from Western Digital in February 2025 and now operate as a standalone publicly traded company

Strong Performance

Successful start as a standalone company

Established Market Presence

- Successful separation completed in February 2025, began trading as SNDK
- SNDK added to key market, high-growth and value indices
- Hosted Future FWD Investor Day
- Ensured continuity of leadership, strategy and execution

Strong Execution & Innovation

- Delivered strong revenue and non-GAAP gross margin growth results
- Experienced robust demand across end markets
- Hit product development & manufacturing milestones
- Demonstrated capital discipline & meaningful cash generation

Strategically Positioned for Growth

- Ramping next-generation flash technology, BiCS8
- Developing High-Bandwidth Flash
- Flash Ventures JVs provide scale and leading-edge innovation
- Formed HBF™ Technical Advisory Board
- Clear momentum with datacenter customers in AI-driven workloads and hyperscale demand

Highly-Qualified and Engaged Board

Our Director Nominees

☐ = Former WDC Director
A = Audit
CT = Compensation and Talent
G = Governance
E = Executive

Rick Cassidy
Former Chairman and CEO, Taiwan Semiconductor Manufacturing Company, Arizona
A



Tom Caulfield
Former CEO, GlobalFoundries
C



David Goeckeler
Chair and CEO, Sandisk Corporation
E



Devinder Kumar
Former CFO, Advanced Micro Devices
A



Necip Sayiner
Former EVP and general manager, Renesas Electronics Corporation
C, G



Ellyn Shook
Former chief leadership and human resources officer, Accenture
C, E



Miyuki Suzuki
Former president, Asia Pacific, Japan and China, Cisco Systems
G



Our directors bring relevant skills and experience to ensure oversight of long-term strategy

Independence

86% Independent

Independent

Non-Independent

Age

66 Years Average

<60 Years

60-65 Years

>65 Years

2025 Compensation Program Overview

Design for immediate post-Separation period

		SANDISK™ Partial FY25 Compensation Structure	SANDISK™ Partial FY25 Decisions	Western Digital Legacy FY25 Program & Decisions
Fixed	**BASE SALARY**	• Adjusted for experience, skills, role & responsibilities and market practices	• Set Mr. Ilkbahar and Mr. Shek salaries to align with market pay levels upon promotion	• Determined base salaries for Mr. Goeckeler and Mr. Visoso
Performance-Based	**SHORT TERM INCENTIVE**	• Non-GAAP operating income (50%) • Revenue (50%) • Individual performance modifier for NEOs (+/- 25%)	• Set partial fiscal 2025 performance conditions, opportunities and payouts to focus executive team on near-term goals: top-line revenue and profitability	• Established six-month STI goal structure to align with anticipated timing of separation • Approved legacy fiscal goals, opportunities, and payouts
Performance-Based	**PERFORMANCE-BASED LAUNCH GRANTS**	• 100% performance-conditioned tied to meaningful stock price increases • Multi-year performance period • No upside without meeting performance hurdles	• Immediately aligned executives with SNDK performance • Incentivized rigorous stock price goals in near- and long-term	

- Western Digital made all pre-Separation decisions, including all related to the first half of fiscal 2025 as well as the transaction completion awards
- Sandisk Committee re-evaluated and updated peer group upon separation

Performance-Based Launch Grants

Sandisk executives immediately aligned with rigorous stockholder value creation hurdles

In March 2025, our Compensation & Talent Committee approved performance-based launch grants to address several key priorities:

- Establish a focus on Sandisk stockholder value creation post-Separation
- Award equity compensation aligned with market practice, in the absence of a formalized LTI program, during partial fiscal year
- Align incentives with significant near- and long-term stockholder value creation
- Support the retention of key executive talent, with settlement deferred until the end of the performance period
- Pay for performance with award vesting 100% based on meeting rigorous thresholds and tied to significant stockholder value creation

Stock Price Achievement	% Increase relative to $47.07 post-separation trading average	Payout (% of Target # of PSUs)
$58.84	+25%	50%
$70.61	+50%	100%
$82.37	+75%	200%
$94.14	+100%	250%
$105.91	+125%	300%

Target stock price must be sustained over a rolling 90-trading-day average

Combined NEO payout would represent **only 1.9% of the total $8.55B in market cap gain** created for stockholders, if achieved at max level[1]


1.9%
$8.55B in market cap gain

[1] Calculated using the number of common stock outstanding as of the close of business on May 5, 2025, as disclosed on our Q3 fiscal 2025 on Form 10-Q filed with the SEC on May 12, 2025.

Stockholder-Friendly Governance

Our practices reflect integrity, accountability, and transparency

Our Governance & Compensation Best Practices

- ✓ Robust, Board-led stockholder engagement commitment
- ✓ Majority independent directors, with Lead Independent Director
- ✓ Annual, simple majority director elections
- ✓ Overboarding policy for directors with lower threshold for CEO and an annual review of director time commitments
- ✓ Succession planning for directors, our CEO and other key officers
- ✓ Annual Board and committee self-evaluations and annual individual assessments of directors to be implemented for our first full fiscal year following Separation
- ✓ Anti-hedging, anti-pledging and clawback policies
- ✓ Commitment to pay-for-performance
- ✓ All current non-employee directors and executive officers comply with our stock ownership guidelines
- ✓ Board and committee oversight of strategic planning, risk management, sustainability, cybersecurity, political expenditures and talent management
- ✓ Annual sustainability reporting via standalone Sustainability Report aligned with leading frameworks and standards to be implemented for our first full fiscal year following Separation

Matters To Be Voted On and Board Recommendations

Proposal 1

Election of the seven director nominees

✓ VOTE FOR

Proposal 2

Approval on an advisory basis of the named executive officer compensation

✓ VOTE FOR

Proposal 3

Approval on an advisory basis of the frequency of future annual advisory votes on named executive officer compensation

✓ VOTE 1-YEAR

Proposal 4

Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2026

✓ VOTE FOR